Exhibit 10.11
                                                                   -------------

--------------------------------------------------------------------------------
|AMENDMENT OF SOLICITATION/MODIFICATION  |1. CONTRACT ID CODE    |  PAGE 1 OF 1|
|            OF CONTRACT                 |                       |   PAGE(S)   |
--------------------------------------------------------------------------------
|2. AMENDMENT/MODIFICATION NO.|3.EFFECTIVE  |4. REQUISITION/  |5. PROJECT NO.  |
|                             |DATE         |PURCHASE REQ. NO.|(if applicable) |
|K02AM058S00/PO05             |09/23/2003   |A19531706        |                |
--------------------------------------------------------------------------------
|6. ISSUED BY                               |7. ADMINISTERED BY (If other than |
|GSA Region 6                               |Item 6)                           |
|1500 E. Bannister Road                     |Rezzan A. Erten (816) 823-4659    |
| Kansas City, MO 64131                     |                                  |
| United States                             |                                  |
| (816) 823-4659                            |                                  |
--------------------------------------------------------------------------------
|8. NAME AND ADDRESS OF CONTRACTOR No., street, |9A. AMENDMENT OF SOLICITATION |
|county, State and ZIP Code)                    |NO.                           |
|Clifford Pope                                  -------------------------------|
|MANAGEMENT SOLUTIONS & SYSTEMS INC.            |9B. DATED (SEE ITEM 11)       |
|8540 Ashwood Drive                             |                              |
|Capitol Heights, MD 20743                      -------------------------------|
| United States                                 |10A. MODIFICATION OF          |
| (301) 324-4992                                |CONTRACT/ORDER NO.            |
|                                               |GS-35F-5347H/T0602BN3508      |
--------------------------------------------------------------------------------
|CODE                 |FACILITY CODE            |10B. DATED (SEE ITEM 11)      |
                      |                         |9/30/2002 2:45:21 PM          |
--------------------------------------------------------------------------------
|           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATION           |
--------------------------------------------------------------------------------
|The above numbered solicitation  is amended as set forth in item 14. The hour |
|and date specified for receipt of Offers is extended, is not extended.        |
|                                                                              |
|Offers must acknowledge receipt of this amendment prior to the hour and date | |specified in the solicitation of as amended, by one of the following methods: |
|                                                                              |
|(a) By completing items 8 and 15, and returning copies of the amendment; (b) | |By acknowledging receipt of this amendment on each copy of the offer | |submitted; or (c) By separate letter or telegram which includes a reference | |to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO | |BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE | |HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue | |of this amendment you desire to change an offer already submitted, such | |change may be made by telegram or letter, provided each telegram or letter | |makes reference to the solicitation and this amendment, and is received prior |
|to the opening hour and date specified.                                       |
--------------------------------------------------------------------------------
|12. ACCOUNTING AND APPROPRIATION DATA (If required)                           |
--------------------------------------------------------------------------------
|        13.THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS.       |
|         IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.          |
--------------------------------------------------------------------------------
|THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify  Authority) THE CHANGES SET |
|FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.              |
|THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE | |CHANGES (such as changes in paying office, appropriation date, etc.) SET |
|FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).                |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:         |
--------------------------------------------------------------------------------
|D OTHER (Specify type of modification and authority)                          |
|Other: 52.243-1                                                               |
--------------------------------------------------------------------------------
|E.  IMPORTANT:  Contractor  IS NOT required to sign this  document and return |
|copies to the issuing office.                                                 |
--------------------------------------------------------------------------------
|14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, |
|including solicitation/contract matter where feasible)                        |
--------------------------------------------------------------------------------
|ORDER MOD DATED: 09/22/2003 |Quote Dated:                     |Order ID:      |
|                            |                                 |K02AM058S00    |
--------------------------------------------------------------------------------
|PERFORMANCE PERIOD          |PERFORMANCE PERIOD TO:09/30/2004 |DELIVERY DATE: |
|FROM:10/01/2002             |                                 |               |
--------------------------------------------------------------------------------
|THIS MODIFICATION IS TO INCORPORATE ADDITIONAL COST PROPOSALS AND TO ADD      |
|INCREMENTAL FUNDING:                                                          |
|                                                                              |
|-                                                                             |
|                                                                              |
|Total Task Order/Contract Value = $2,914,114.43                               |
|Total Incremental Funds Awarded through Mod #5 = $1,641,292.70                |
|                                                                              |
|-                                                                             |
|                                                                              |
|FOR INQUIRIES REGARDING PAYMENT CONTACT:                                      |
|Marisa Smith (816) 823-2128                                                   |
--------------------------------------------------------------------------------
|                           PRIOR AMOUNT|       NEW AMOUNT|   INCREASE/DECREASE|
--------------------------------------------------------------------------------
|Cost To GSA:       |     $1,064,369.62 |   $1,641,292.70 |        $576,923.08 |
--------------------------------------------------------------------------------
|Except as provided herein, all terms and conditions of the document | |referenced in item 9A or 10A, as heretofore changed, remains unchanged and in |
|full force and effect.                                                        |
--------------------------------------------------------------------------------
|15A. NAME AND TITLE OF SIGNER          |16A. NAME AND TITLE OF CONTRACTING    |
|(Type or print)                        |OFFICER (Type or print)               |
|                                       |Rezzan A. Erten                       |
|                                       |(816) 823-4659                        |
--------------------------------------------------------------------------------
|15B. CONTRACTOR/OFFEROR  |15C. DATE    |16B. UNITED STATES OF     |16C. DATE  |
|                         |SIGNED       |AMERICA                   |SIGNED     |
|                         |             |     Rezzan A. Erten      |           |
| _______________________ |             | _______________________  |09/29/2003 |
|  (Signature of person   |             |  (Signature of person    |           |
|   authorized to sign)   |             |   authorized to sign)    |           |
--------------------------------------------------------------------------------
|NSN 7540-01-152-8070                   |         STANDARD FORM 30 (REV. 10-83)|
|Previous edition unusable              | Prescribed by GSA FAR (48 CFR) 53.243|
--------------------------------------------------------------------------------

[_] Additional Information

--------------------------------------------------------------------------------
|                           PRIOR AMOUNT|       NEW AMOUNT|   INCREASE/DECREASE|
--------------------------------------------------------------------------------
|Cost To GSA:       |     $1,064,369.62 |   $1,641,292.70 |        $576,923.08 |
--------------------------------------------------------------------------------